UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 16, 2025

Date of Report (Date of earliest event reported)

EMBRACE CHANGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5186 Carroll Canyon Rd San Diego, CA 92121	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 688-4965

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Ordinary Share of par value $0.0001, one Warrant and one Right	EMCGU	OTC
Ordinary shares, par value $0.0001 per share, included as part of the Units	EMCG	OTC
Warrants included as part of the Units	EMCGW	OTC
Rights included as part of the Units	EMCGR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

Amendment No. 1 to Merger Agreement

As previously disclosed, on January 26, 2025, Embrace Change Acquisition Corp., a Cayman Islands exempted company (“EMCG” or “Parent”), entered into a merger agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and between EMCG, EMC Merger Sub 1, a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Purchaser”), EMC Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), and Tianji Tire Global (Cayman) Limited, a Cayman Islands exempted company (“Tianji” or the “Company”), pursuant to which (a) EMCG will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company.

On October 16, 2025, EMCG entered into Amendment No. 1 to the Merger Agreement (the “Amendment”) with the other parties thereto. The Amendment (1) amended the definition of Merger Sub to reflect that it is a wholly owned subsidiary of Parent, (2) deleted a closing condition that as of the Closing, the Purchaser shall have at least $5,000,001 in net tangible assets, (3) extended the Outside Date (as defined in the Amendment) from August 12, 2025 to August 12, 2026, and (4) added Tianji’s obligation to pay the balance of the extension payment and pay the expenses necessary to and appropriate to effect the transactions contemplated under the Merger Agreement.

The summary above is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement.

IMPORTANT NOTICES

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to number of risks and uncertainties, that could cause actual results to differ materially from expected results. Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of EMCG and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the EMCG or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of EMCG’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain dealers and retain and hire key personnel and maintain relationships with their dealers and product users and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither EMCG nor the Company presently know or that EMCG and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. A further list and description of risks and uncertainties can be found in the Prospectus dated August 9, 2022 relating to EMCG’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by EMCG and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. In addition, forward looking statements reflect EMCG’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. EMCG and the Company anticipate that subsequent events and developments will cause EMCG’s and the Company’s assessments to change. Forward-looking statements relate only to the date they were made, and EMCG, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation. These forward-looking statements should not be relied upon as representing EMCG’s and the Company’s assessments as of any date subsequent to the date of this report. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

In connection with the transaction described herein, EMCG and/or its subsidiary will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the stockholders’ meeting of EMCG shareholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from EMCG. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to EMCG at 5186 Carroll Canyon Rd, San Diego, CA, 92121. This Current Report on Form 8-K may be deemed to be offering or solicitation material in respect of the proposed business combination, which will be submitted to the shareholders of EMCG for their consideration. INVESTORS AND SECURITY HOLDERS OF EMCG ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT EMCG WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, IN EACH CASE, BEFORE MAKING ANY INVESTMENT OR VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EMCG, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in Solicitation

EMCG, the Company and certain shareholders of EMCG, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of EMCG ordinary shares stock in respect of the proposed transaction. Information about EMCG’s directors and executive officers and their ownership of EMCG ordinary shares is set forth in the Prospectus dated August 9, 2022 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EMCG or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description
2.1	Amendment No. 1 to Merger Agreement dated October 16, 2025 by and among EMCG, Purchaser, Merger Sub and the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2025

EMBRACE CHANGE ACQUISITION CORP.

By:	/s/ Jingyu Wang
Name:	Jingyu Wang
Title:	Chief Executive Officer